UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2015

FBEC Worldwide, Inc.

(Exact name of registrant as specified in its charter)

714-462-9404

(Registrant's telephone number, including area code)

Wyoming	000-52297	47-3855542
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1621 Central Ave

Cheyenne, WY 82001

(Address of principal executive offices) (Zip Code)

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02          Termination of a Material Definitive Agreement

On August 19, 2015, Yorkshire Capital Advisors, LLC terminated its engagement with FBEC Worldwide Inc.. Yorkshire Capital Advisors had completed their services in assisting FBEC in bringing current SEC Reporting obligations, developing the various assets and assisting in organizing their operations. Both parties were mutually satisfied. All considerations have been made, and there are no other considerations or obligations responsible between either party.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	FBEC Engagement Letter dated April 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FBEC WORLDWIDE, INC.

By:	/s/ Robert S. Sand
Robert S. Sand Robert Sand, Chairman and Chief Executive Officer

Date:  August 20, 2015